OMEGA PROTEIN®

Healthy Products for a Healthy World®









June 2016

Table of Contents

OMEGA PROTEIN®

Building a Stronger Nutrition Company

Broad Spectrum of End Markets Served

26%	19%	17%	21%	17%
AQUACULTURE	COMPANION	LIVESTOCK	SUPPLEMENT	FOOD

Blue-Chip Nutrition Customers

Cargill
Nature's Way
Land O'Lakes
IAMS
ADM
DANONE
BioMar
GNC LiveWell
Nestlé PURINA

% of Revenue by Product Category 2015

Protein	46%
Specialty Oils	49%
Other Nutrients	5%



Global Distribution Network

EXPORT: 40+ countries



N. America 70%
Asia 15%
Europe 14%
S. America & Other 1%

Source: Omega Protein, % 2015 Revenue.

OMEGA PROTEIN

Expanding Customer Segments

Board carefully considered decision to expand into Human Nutrition to further strengthen Omega Protein

- Began exploring opportunities in early 2000's
- Developed strategy to diversify revenues without sacrificing continued investment in Animal Nutrition business
  - Invested $120 million in Animal Nutrition business from 2011-2016

True to core

- Builds on 100+ years of success in supplying proteins and oils for animal consumption
- Natural synergies with Animal Nutrition segment

Expands product portfolio, end markets

- Long-term growth opportunities
- Diversifies revenues:
  - Percentage of revenues from Fish Meal down from 69% to 42%
  - Percentage of revenues tied to fish catch down from 100% to 62%

Reduces capital intensity

- New lines of business require significantly less maintenance capital

Macro Trends Support Long-Term Growth

A growing, more health conscious population seeks more nutritional foods

Growing Global Population[1]

2015e | 7.3bn

Growing Global Middle Class[2]

Increased purchasing power towards more nourishing, appetizing and safe foods


1.8B
3.2B
4.9B
2009
2020
2030

Growing Aging Population[3]

14.1% — 2013
21.7% — 2040

Older adults seek better nutrition to increase longevity and a higher quality of life

Growing Demand for Protein

57%

Consumers want more protein[4]

More Farm-Raised Seafood

>50% in 2016

62% in 2030

Of all seafood will be farm raised[5]

Growing Sales in Health and Wellness

3X

Sales growth in health and wellness products versus conventional[6]

(1) "Medium fertility estimate" The United Nations Department of Economic and Social Affairs, Population Division. July 1, 2015.
(2) Pezzini, Mario. "An Emerging Middle Class." OECD Observer.
(3)"Highlights." Administration on Aging. U.S. Department of Health and Human Services.
(4) 2014 Food and Health Survey.
(5) International Food Information Council (IFIC) 7. "Fish to 2030: Prospects for Fisheries and Aquaculture." The World Bank. 2014.
(6) Roth, Bill. "American Consumers Gobble Healthy Foods at Unprecedented Rate." Triple Pundit.

OMEGA PROTEIN

Clear Strategy to Increase Stockholder Value

1. Drive sales growth

- Expand sales to existing customers and acquire new customers
- Develop new products and line extensions

2. Focus on efficiency & cost structure

- De-bottleneck assets and improve capacity utilization
- Lower operating costs

Vertically Integrated Model

Integration allows creation of differentiated products, control over sourcing & reduced costs


DEVELOP
SOURCE
PROCESS
BLEND & PACKAGE
MARKET & SELL
SUPPLY CHAIN

vertically integrate or outsource as appropriate

What Do Omega's Analysts Say?

"The company is in no way capital-constrained in the Animal Nutrition business. Thus, we conclude that it would make ZERO sense to exit Human Nutrition today.... We are happy with [the result of the strategic review] and if the Human Nutrition business can improve its margins – it is built in EPS growth over the next three years in our view."

Pivotal Research report, May 5, 2016

"Our positive view on OME is based on the normalized earnings power of the business and the expectation that investors will place more weight on the inherent value of the fishmeal and omega-3 supply chain."

Wunderlich Securities report, May 5, 2016

"We applaud the company's decision to continue on its current path and believe that [long-term] shareholders will best be served by this action."

BB&T Capital Markets report, May 5, 2016

Strong 1Q-16 Results

- Highest adjusted EBITDA seen in the history of the Company's first quarter results
- Revenues increased 18% year over year
- 29.3% gross profit margin
- Net income of $0.37 per diluted share

OMEGA PROTEIN

Table of Contents

1) Omega is implementing a clear strategy to deliver maximized, long-term returns for stockholders

2) Strategy producing strong financial results

3) Qualified Board and management acting in the best interests of ALL stockholders

4) Hand-picked Wynnefield nominee, Michael Christodolou, not complementary to Board and may impair progress of successful strategy already underway

OMEGA PROTEIN

Strong Fundamentals



REVENUE 2011-2015
Million U.S. $
$252
$236
$244
$309
$359
2011
2012
2013
2014
2015
Animal
Human



GROSS PROFIT & MARGIN 2011-2015
Million U.S. $
22%
18%
34%
25%
28%
$55
$42
$83
$78
$98
2011
2012
2013
2014
2015
Gross Profit
Gross Margin

Top line growth across businesses

Strong cash flow generation with 5-year EBITDA CAGR of 11.3%

Flexible balance sheet with Debt-EBTIDA of 0.3x

Strong industry fundamentals expected to yield healthy margins over time

Favorably Positioned vs. Peers

ADJUSTED EBIT[1] MARGIN 2011-2015

Million U.S. $


$60
$50
$40
$30
$20
$10
$0
25%
20%
15%
10%
5%
0%
23%
12%
7%
16%
15%
$30
$18
$55
$48
$55
2011
2012
2013
2014
2015
EBIT
EBIT Margin

OPERATING MARGINS compare FAVORABLY to peers

PEER GROUP MEDIAN 2015 EBIT %

13.2%	Food Ingredients
12.1%	Vitamins, Minerals & Supplements
7.7%	Protein Processing
6.7%	Dairy Products
5.9%	Natural/Organic & Functional Foods
4.6%	Agricultural Products
3.8%	Private Label

OMEGA PROTEIN®

(1) See Appendix for a reconciliation of Adjusted EBIT to net income; peer group data per Baird Global Food & Beverage Monthly, January 2016, median 12/31/15 EBIT margins

Strong EBITDA Profile & Balance Sheet

EBITDA[1] 2011-2015



$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
35%
30%
25%
20%
15%
10%
5%
0%
18%
15%
31%
23%
22%
$46
$36
$77
$70
$80
2011
2012
2013
2014
2015
EBITDA
EBITDA Margin

DEBT* BALANCE 2011-2015

Million U.S. $



$31
$28
$24
$35
$24
2011
2012
2013
2014
2015

* Debt includes capital leases

12/31/15 CREDIT METRICS

Debt: EBITDA	0.3x
Debt: Book Capital	8%
Available Liquidity	$90M

OMEGA PROTEIN®

(1) See Appendix for a reconciliation of EBITDA to net income

Delivering Stockholder Value

The Board's strategic steps have created value for stockholders since Bret Scholtes' appointment as CEO in 2012



TSR before management change[1]: 17%
TSR under new management[2]: 233%
Jan. 2012 Bret D. Scholtes appointed President and CEO
Andrew C. Johannesen appointed EVP and CFO
Q3 2008 Fish processing facilities damaged by Hurricanes
Sep 12, 2011: Acquisition of InCon Processing for $9M
Dec 16, 2010: Acquisition of Cyvex Nutrition for $13.2M
Feb 17, 2013: Acquisition of Wisconsin Specialty Protein for $26.5M
Sep 1, 2014: Acquisition of Bioriginal Food & Science Corp for $79M
Aug 11, 2015: Schedule 13D of Wynnefield
Mar 1, 2016: Wynnefield announced its intention to nominate a slate of 3 nominees
Sep 25, 2015: Announced review of strategic alternatives
$30
$25
$20
$15
$10
$5
$0
May-06
May-07
May-08
May-09
May-10
May-11
May-12
May-13
May-14
May-15
May-16

Source: Capital IQ and public filings. Dividend adjusted share pricing.

(1) Data from May 26, 2006 to December 31, 2011
(2) Data from January 1, 2012 to Feb. 29, 2016 (the day before Wynnefield announced its intention to nominate a slate of 3 nominees)

TSR Performance Since CEO Change

Omega has outperformed a diversified peer set and the broader market since Bret Scholtes' appointment as CEO in 2012



Omega Protein Corporation's TSR performance vs. peer group[1] and relevant indexes (Jan 2012 - May 2016[2])
300%
250%
200%
150%
100%
50%
0%
-50%
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Omega Protein Corporation: 170%
Russell 2000: 55%
S&P 500: 67%
Peer Group: 116%

Source: Capital IQ. Dividend adjusted share pricing.

(1) Peer group incudes Calavo Growers, Lifeway Foods, Darling Ingredients, Tyson Foods, Archer-Daniels, Dean Foods Co, Bunge Ltd, Sanderson Farms, Sunopta Inc, Ingredion Inc., Pilgrim's Pride Corporation, and Sensient Technologies.
(2) Data from Jan 1, 2012 to May 27, 2016.

1-Year TSR Performance

Omega has outperformed a diversified peer set and the broader market over the last 12 months



Omega Protein Corporation's TSR performance vs. peer group[1] and relevant indexes (May 2015 - May 2016[2])
100%
80%
60%
40%
20%
0%
-20%
-40%
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Omega Protein Corporation: 41%
Russell 2000: -8%
S&P 500: -1%
Peer Group: -1%

Source: Capital IQ. Dividend adjusted share pricing.

(1) Peer group incudes Calavo Growers, Lifeway Foods, Darling Ingredients, Tyson Foods, Archer-Daniels, Dean Foods Co, Bunge Ltd, Sanderson Farms, Sunopta Inc, Ingredion Inc., Pilgrim's Pride Corporation, and Sensient Technologies.
(2) Data from May 27, 2015 to May 27, 2016.

3-Year TSR Performance

Omega has outperformed a diversified peer set and the broader market over the last three years



Omega Protein Corporation's TSR performance vs. peer group[1] and relevant indexes (May 2013 - May 2016[2])
140%
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
May-13
May-14
May-15
Omega Protein Corporation: 77%
Russell 2000: 16%
S&P 500: 27%
Peer Group: 47%

Source: Capital IQ . Dividend adjusted share pricing.

OMEGA PROTEIN®

(1) Peer group incudes Calavo Growers, Lifeway Foods, Darling Ingredients, Tyson Foods, Archer-Daniels, Dean Foods Co., Bunge Ltd., Sanderson Farms, Sunopta Inc., Ingredion Inc., and Sensient Technologies.
(2) Data from May 27, 2013 to May 27, 2016.

5-Year TSR Performance

Omega has outperformed the Russell 2000 over the last five years



Omega Protein Corporation's TSR performance vs. peer group[1] and relevant indexes (May 2011 - May 2016[2])
140%
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
May-11
May-12
May-13
May-14
May-15
Omega Protein Corporation: 50%
Russell 2000: 36%
S&P 500: 57%
Peer Group: 120%

Source: Capital IQ . Dividend adjusted share pricing.

(1) Peer group incudes Calavo Growers, Lifeway Foods, Darling Ingredients, Tyson Foods, Archer-Daniels, Dean Foods Co, Bunge Ltd., Sanderson Farms, Sunopta Inc., Ingredion Inc., and Sensient Technologies.
(2) Data from May 27, 2011 to May 27, 2016.

OMEGA PROTEIN

10-Year TSR Performance

Omega has outperformed a diversified peer set and the broader market over the last ten years



Omega Protein Corporation's TSR performance vs. peer group[1] and relevant indexes (May 2006 - May 2016[2])
350%
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
Fish processing facilities damaged by hurricane
May-06
May-07
May-08
May-09
May-10
May-11
May-12
May-13
May-14
May-15
May-16
Omega Protein Corporation: 216%
Russell 2000: 58%
S&P 500: 64%
Peer Group: 203%

Source: Capital IQ. Dividend adjusted share pricing.

(1) Peer group incudes Calavo Growers, Lifeway Foods, Darling Ingredients, Tyson Foods, Archer-Daniels, Dean Foods Co, Bunge Ltd, Sanderson Farms, Sunopta Inc, Ingredion Inc., and Sensient Technologies.
(2) Data from May 27, 2006 to May 27, 2016.

Calendar 1, 3 and 5 Year Performance

Omega outperformed a diversified peer set and the broader market in 2015, as well as over the 2013-2015 and 2011-2015 periods

	2015(1)	**2013-2015(2)**	**2011-2015(3)**
Omega Protein	110.0%	262.7%	174.1%
Russell 2000	-5.7%	33.7%	44.9%
S&P 500	-0.7%	43.3%	62.5%
Peer Group(4)	-11.7%	73.7%	95.5%

Source: Capital IQ. Dividend adjusted share pricing.

(1) Data from 1/1/15 to 12/31/15
(2) Data from 1/1/13 to 12/31/15
(3) Data from 1/1/11 to 12/31/15
(4) Peer group incudes Calavo Growers, Lifeway Foods, Darling Ingredients, Tyson Foods, Archer-Daniels, Dean Foods Co, Bunge Ltd., Sanderson Farms, Sunopta Inc., Ingredion Inc., Pilgrim's Pride Corporation, and Sensient Technologies.

Table of Contents

OMEGA PROTEIN

Board's Recent Stockholder-Friendly Actions

2012:

- Separated the combined Chairman/CEO role into two separate positions

2013:

- Board elected Bret Scholtes as a director

2014:

- Terminated stockholder rights plan once its purpose to protect against opportunistic change of control following 2010 BP oil spill was served
- Implemented equity ownership requirement for each officer and director (up to 3x base salary or Board fees)

2014-2016:

- Director Paul Kearns, who had a related party insurance broker relationship that met all NYSE and Company requirements for independent directors, was nonetheless removed from all committees in 2014, and in 2016 was not re-nominated by the Board as a director

2015:

- Board commenced review of strategic alternatives with J.P. Morgan as financial advisor

2016:

- Board approved bylaw amendment to provide for majority voting in uncontested elections
- Board agreed to nominate David Clarke, a candidate proposed by Wynnefield, despite the absence of a comprehensive settlement agreement

2012 · 2013 · 2014 · 2015 · 2016

OMEGA PROTEIN

Review of Strategic Alternatives

- **Board authorized a strategic review in September 2015**
  - Hired J.P. Morgan to assist with process
  - Full Board actively involved in managing process – 17 Board meetings between September 1, 2015 and May 31, 2016
  - Strategic review consistent with Board's ongoing commitment to explore ways to deliver maximized returns to all stockholders
  - Comprehensive review included a possible share repurchase program, sale, merger, spin-off or other separation of a selected business or other form of business combination or strategic transaction

- **Board concluded strategic review in May 2016**
  - Indications of interest were inadequate to deliver stockholder value above standalone plan
  - After careful consideration with financial advisor, Board determined continued execution of strategy with focus on growth and efficiency is best path for long-term value creation
  - Strategy includes investing $18 million in Animal Nutrition and exiting concentrated Human Nutrition oils
  - Authorized $40 million stock buyback program
  - Market reacted positively – stock price rose in heavy trading on the first day of trading after announcement

Fresh Perspective Through Changes in Board Composition

2010	2016
Joseph Von Rosenberg (Chairman)	Gary R. Goodwin (Chairman)
Gary R. Goodwin	Dr. Gary L. Allee
Dr. Gary L. Allee	David A. Owen *(joined in 2010)*
Dr. Bill Lands	David W. Wehlmann *(joined in 2012)*
Paul M. Kearns	Bret D. Scholtes *(joined in 2013)*
Harry Nicodemus	Stephen C. Bryan *(joined in 2014)*
	Gary J. Ermers *(joined in 2014)*
	David H. Clarke (if elected in 2016)

Blue indicates directors not re-nominated

Green indicates new directors

Focus on constant improvement led to seven Board changes since 2010 ***(if Clarke is elected in 2016)***[1]

(1) Includes Jonathan Shepard, who joined the Omega board in 2012 and was not re-nominated when his term ended in 2013

Corporate Governance Highlights

7 of 8 directors are independent	Independent Chairman of the Board	Refreshed 7 directors of current 8-member Board since 2010 *(if Clarke is elected)*[1]
5-year average Board tenue *(if Clarke is elected)*	Redeemed poison pill in 2014	Proposed majority voting in 2016 *(requires stockholder vote under charter)*
Did not re-nominate Paul Kearns after a majority of withhold votes in 2013	Nominated Wynnefield candidate – without requiring settlement agreement	Director stock ownership requirements

OMEGA PROTEIN®

(1) Includes Jonathan Shepard, who joined the Omega board in 2012 and was not re-nominated when his term ended in 2013

Our Qualified Candidates



Gary J. Ermers *(director since 2014)*

- Former Chief Financial Officer of St. Joseph Health System and KentuckyOne Health
- Extensive healthcare knowledge critical for expansion into human nutrition with increased healthcare industry focus on wellness and preventive care
- Experience with mergers and acquisitions
- Financial expert
- Experience in risk management



Bret D. Scholtes *(director since 2013)*

- Chief Executive Officer, Omega Protein
- Extensive financial, management and operations experience
- From Mr. Scholtes' appointment on December 30, 2011 to May 31, 2016, Omega's stock price has increased 177% as compared to 56% for the Russell 2000 and 67% for the S&P 500
- *Wynnefield has stated that it intends to vote its proxies FOR Mr. Scholtes*

David H. Clarke *(new candidate)*

- Former Executive Chairman of Marine Harvest International, Inc.
- Expertise in aquaculture and fish meal production and distribution
- Originally nominated by Wynnefield; Board decided to nominate Mr. Clarke after carefully evaluating and interviewing all Wynnefield nominees

	M&A and Biz Dev	Finance & Audit	Nutrition & Wellness Industry	Risk Manage-ment
Gary J. Ermers	✓	✓	✓	✓
Bret D. Scholtes	✓	✓	✓	✓
David H. Clarke	✓		✓	

OMEGA PROTEIN

Table of Contents

1) Omega is implementing a clear strategy to deliver maximized, long-term returns for stockholders

2) Strategy producing strong financial results

3) Qualified Board and management acting in the best interests of ALL stockholders

4) Hand-picked Wynnefield nominee, Michael Christodolou, not complementary to Board and may impair progress of successful strategy already underway

OMEGA PROTEIN

Our History with Wynnefield

Refuses reasonable settlement	Omega has demonstrated willingness to add qualified nominees	Wynnefield actions show inconsistency and lack of conviction

• Wynnefield originally demanded only one board seat
 	
• After nomination notice, Wynnefield offered to settle on two Board seats
 	
• Wynnefield responded to Omega compromise offer of one board seat by demanding three directors
 	
• Even after Board nominated Mr. Clarke, Wynnefield stubbornly insisted on addition of Mr. Christodolou
 	
• Refused customary standstill "under any circumstances" (1)
 	
(1) Wynnefield letter dated August 26, 2015. Only "standstill" Wynnefield ever offered had a 4 month duration and multiple exceptions – and was only offered after Omega nominated Mr. Clarke
	• Board nominated Mr. Clarke, despite Wynnefield affiliation
	
	• Corporate Governance & Nominating Committee concluded after careful consideration that other Wynnefield nominees would not be additive
		• Wynnefield originally nominated Mr. Sherbert, a turnaround specialist
		  o Board determined his skills were irrelevant
		  o Wynnefield withdrew Mr. Sherbert in its proxy statement
		
		• Wynnefield originally campaigned aggressively to replace Omega CEO Bret Scholtes
		  o Wynnefield now committed to vote its proxies for Mr. Scholtes
		
		• Wynnefield vehemently opposed a stock buyback in November 2015 before recommending a buyback in March 2016

Christodolou's Lack of Relevant, Additive Skills

	Mr. Christodolou	Mr. Ermers	Full Board
Nutrition and Wellness Wellness industry	X	✓	✓ Bryan, Ermers, Scholtes Scholtes
Operational Risk Management Duties	X	✓	✓ Ermers, Scholtes
Direct Finance & Audit Audit Experience	X	✓	✓ Ermers, Scholtes, Wehlmann
M&A/Business Development	X	✓	✓ Bryan, Ermers, Scholtes, Scholtes, Wehlmann

OMEGA PROTEIN

Mr. Christodolou's Questionable Independence

Why did Wynnefield stubbornly insist on the appointment of Mr. Christodolou for the last 9 months, despite his apparent lack of additive skills?

- **In its only written settlement proposal dated April 8, 2016, Wynnefield insisted that its Board nominees would be "permitted to communicate about the business and affairs of the Company with Wynnefield and Wynnefield would be subject to confidentiality obligations"**

- **In other words: Wynnefield demanded full access to its supposedly "independent" directors to discuss confidential Board information**

Would Mr. Christodolou act as an independent director in the best interests of ALL stockholders given the unusual insistence on access from Wynnefield?

OMEGA PROTEIN

Wynnefield Fails to Present Long-Term Strategy to Create Stockholder Value

Core planks of the Wynnefield "plan" all plainly refuted:

× **"Disappointing Strategic Review"**
- FACT: Exhaustive review with leading financial advisor evaluated indications of interest and implemented a stock buyback program

× **"Poor Capital Allocation"**
- FACT: Careful capital allocation has not sacrificed investments in Animal Nutrition but has instead led to improved Animal Nutrition results and created a diversified nutritional platform with attractive growth opportunities and margins
- FACT: Continue to invest in Animal Nutrition business - $120 million from 2011 through 1Q-16
- FACT: Announced $40 million share repurchase plan over 36-month time period

× **"Limited Industry...Experience of the Company's Incumbent Board and Management"**
- FACT: Highly experienced board with direct operational insights and proven ability to act on behalf of stockholders

Wynnefield Always Pushed for a Sale, Offering No Other Strategy

- **Wynnefield Schedule 13D filed August 11, 2015**
  - "Your road forward must entail the immediate hiring of a reputable investment banking firm to explore all strategic alternatives to maximize and release shareholder value, including the sale of Omega Protein or its assets."
- **August 26, 2015 letter from Wynnefield's Nelson Obus to Bret Scholtes**
  - "While I consider my letter to the Board to be tough and direct, I felt it necessary in order to let your Board know the Wynnefield's commitment to having Omega Protein Corp. (OME) conduct a sales process was very serious."
- **Wynnefield Schedule 13D/A filed October 8, 2015**
  - "Wynnefield believes that any serious strategic review must focus on either the sale of the entire Company, or alternatively, seeking a buyer for its fishing business willing to pay an EBITDA multiple close to or exceeding what Oceana paid in May 2015 for Daybrook."

Conclusion

THE CHOICE IS SIMPLE

Wynnefield has launched a proxy contest to effect an immediate sale of Omega

- No strategy to grow stockholder value other than a prompt sale of all or part of the business

Board already evaluated sale, among other opportunities for value creation

- Outside financial advisors thoroughly reviewed range of strategic alternatives
- Following review, Board concluded a sale would not be in the best interests of ALL stockholders

Board welcomes fresh and proactive directors

- Carefully evaluated Wynnefield nominees and nominated David Clarke, despite Wynnefield affiliation
- Board refreshed 7 directors of the current 8-member Board since 2010 (if Mr. Clarke is elected)[1]
- Mr. Ermers, who was appointed in 2014, offers expertise that is complementary to strategically built Board and critical to strategy to grow Human Nutrition business

Board is implementing a clear plan to continue creating stockholder value

(1) Includes Jonathan Shepard, who joined the Omega board in 2012 and was not re-nominated when his term ended in 2013

APPENDIX



Regulation G Reconciliation

The following table provides a reconciliation of Adjusted EBIT and Adjusted EBITDA*, non-GAAP (Generally Accepted Accounting Principles) financial measures, to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, for fiscal years ended December 31, 2011, 2012, 2013, 2014 and 2015.

	2011	2012	2013	2014	2015
Net Income (loss)	34	4	31	18	24
Reconciling items:					
Interest expense	2	1	1	1	1
Income tax provision (benefit)	18	7	15	12	15
Charge related to investigation	1	8	-	-	-
Net loss on disposal of assets	2	(2)	7	8	9
GCCF, 2008 and 2005 hurricane settlements	(27)	-	-	-	-
Impairment of intangible assets	-	-	-	5	4
Acquisition-related costs	-	-	1	4	2
Adjusted EBIT	30	18	55	48	55
Depreciation and amortization	16	18	22	22	25
Adjusted EBITDA	46	36	77	70	80

OMEGA PROTEIN

Regulation G Reconciliation

*Adjusted EBIT represents net income before interest expense, income tax, investigation charge, net loss on disposal of assets, the Gulf Coast Claims Facility (Deepwater Horizon claim) and 2008 and 2005 hurricane litigation settlements, impairment of intangible assets and acquisition-related costs. Adjusted EBITDA represents Adjusted EBIT before depreciation and amortization. The Company has reported Adjusted EBIT and Adjusted EBITDA because it believes Adjusted EBIT and Adjusted EBITDA are measures commonly reported and widely used by investors as indicators of a company's operating performance. The Company believes Adjusted EBIT and Adjusted EBITDA assist such investors in comparing a company's performance on a consistent basis. Adjusted EBIT and Adjusted EBITDA are not calculations based on GAAP and should not be considered alternatives to net income in measuring our performance or used as exclusive measures of cash flow because they do not consider the impact of working capital changes, capital expenditures, debt principal reductions and other sources and uses of cash which are disclosed in our consolidated statements of cash flows. Investors should carefully consider the specific items included in our computation of Adjusted EBIT and Adjusted EBITDA. While Adjusted EBIT and Adjusted EBITDA have been disclosed herein to permit a more complete comparative analysis of our operating performance relative to other companies, investors should be cautioned that Adjusted EBIT and Adjusted EBITDA as reported by us may not be comparable in all instances to Adjusted EBIT and Adjusted EBITDA as reported by other companies. Adjusted EBIT and Adjusted EBITDA amounts may not be fully available for management's discretionary use, due to certain requirements to conserve funds for capital expenditures, debt service and other commitments, and therefore management relies primarily on our GAAP results. Adjusted EBIT and Adjusted EBITDA are not intended to represent net income as defined by GAAP and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by GAAP in the United States.

Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Forward-looking information may be based on projections, predictions and estimates. In this presentation and in reports we file or furnish with the SEC, and in related comments by our management, we use words like "anticipate," "appears," "approximately," "believe," "continue," "could," "designed," "effect," "estimate," "evaluate," "expect," "forecast," "goal," "initiative," "intend," "may," "objective," "outlook," "plan," "potential," "priorities," "project," "pursue," "see," "seek," "should," "target," or the negative of any of those words or similar expressions to identify forward-looking statements that represent our current judgement about possible future events. In making these statements we rely on assumptions and analyses based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors, both positive and negative. These factors include among others the following: (1) the Company's ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions, natural and other disasters and disease; (2) the impact of laws and regulations that may be enacted that may restrict the Company's operations or the sale of the Company's products or increase the cost of compliance; (3) the impact of worldwide supply and demand relationships on prices for the Company's products; (4) the Company's expectations regarding demand and pricing for its products proving to be incorrect, and the effect of forward sales of products on the Company's financial results; (5) fluctuations in the Company's quarterly operating results due to the seasonality of the Company's business, estimates of standard cost for inventory and subsequent adjustments to such costs, and the Company's deferral of inventory sales based on worldwide prices for competing products; (6) the Company's ability to realize the anticipated benefits from its acquisitions in the human nutrition business, and specifically, to integrate successfully its acquisitions in the human nutrition segment; (7) the Company's expectations regarding its human nutrition business, its future prospects and the dietary supplement market or the human health and wellness segment generally, proving to be incorrect; (8) increase in the price and shortage of key raw materials that could adversely affect the Company's human nutrition business; (9) the cost of compliance or potential restrictions on sales caused by laws and regulations regarding businesses; fish meal or oil importation into foreign jurisdictions; (10) business disruptions, costs and future events related to any proxy contests initiated by any activist stockholders; (11) the impact of the Company's decision to exit the concentrated oils manufacturing business and dispose of its oil concentration facility on the Company's business, financial conditions and results of operations, including the amount of losses that may be incurred in connection herewith; and (12) the ability of the Company to purchase shares of its common stock under its share repurchase program due to changes in stock price or other conditions. Some of the information in this presentation is derived from third-party sources. While we believe this information to be reliable, we have made no independent investigation of these third-party sources or attempted to verify the veracity of the third-party data in any way.